Exhibit 99.1

Visa Inc. Posts Solid Fiscal Third Quarter 2009 Earnings Results and Updates Longer-term Guidance

•	Adjusted quarterly net income of $744 million or $0.98 per diluted class A common share

•	Excluding the impact from the sale of the Company’s equity interest in VisaNet do Brasil, adjusted quarterly net income of $507 million or $0.67 per diluted class A common share

•	GAAP quarterly net income of $729 million or $0.97 per diluted class A common share

SAN FRANCISCO, CA, July 29, 2009 – Visa Inc. (NYSE: V) today announced financial results for the Company’s fiscal third quarter 2009 ended June 30, 2009. On an adjusted basis (reflective of restructuring and purchase amortization), net income for the quarter was $744 million, or $0.98 per diluted class A common share. Excluding the impact from the sale of the Company’s equity interest in VisaNet do Brasil, adjusted quarterly net income was $507 million or $0.67 per diluted class A common share. GAAP net income for the quarter was $729 million, or $0.97 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 756 million. The Company’s adjusted net income and adjusted diluted net income per class A common share are non-GAAP financial measures that are reconciled to their most directly comparable GAAP measures in the accompanying financial tables.

Net operating revenue in the fiscal third quarter of 2009 was $1.6 billion, an increase of 2% over the prior year, driven by contributions across all revenue categories. Though slightly negative in the U.S., payments volume continued to grow on a constant dollar basis in all other regions globally. Processed transactions continued to post solid growth globally.

“With little real improvement in the economic backdrop, Visa still posted solid operational and financial performance results during the fiscal third quarter,” said Joseph Saunders, Chairman and Chief Executive Officer of Visa Inc. “Throughout this challenging time, the resiliency of our debit products and our credit products overseas, continue to exemplify the resiliency and stability of our business model.”

“While we cannot predict the specific timing of a global economic turnaround, we remain committed to doing our part in delivering balanced growth to our shareholders over the long term,” added Saunders. “As we look forward to the remainder of our fiscal 2009 year and beyond, we will remain focused on leveraging our inherent operating scale, maintaining strong financial performance and expense control.”

Fiscal Third Quarter 2009 Financial Highlights:

Visa Inc.’s operational performance highlights for the fiscal third quarter, as measured by business activity through March 31, 2009, include:

•	Payments volume growth, on a nominal basis, was a negative 5% over the prior year at $617 billion;

•	Total volume, on a nominal basis and inclusive of cash volume, was $969 billion, a 7% decline over the prior year; and

•	Total cards carrying the Visa brands rose 6% worldwide over the prior year to over 1.7 billion.

Total processed transactions, which represent transactions processed by VisaNet through June 30, 2009, totaled 10.3 billion, an 8% increase over the prior year.

For the fiscal third quarter 2009, service revenues were $769 million, an increase of 3% versus the prior year, and are recognized based on payments volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 12% over the prior year to $605 million. International transaction revenues, which are driven by cross-border payments volume, grew 2% over the prior year to $458 million. Other revenues, which include the Visa Europe licensing fee, were $158 million, up 6% over the prior year. Volume and support incentives, which are a contra revenue item, were $344 million, an increase of 25% over the prior year.

Adjusted total operating expenses were $804 million for the fiscal third quarter, a 9% decrease from the prior year’s adjusted total operating expenses of $883 million. Total operating expenses on a GAAP basis were $824 million for the quarter, a 15% decrease from the prior year.

Cash, cash equivalents, restricted cash, and investment securities were $6.1 billion at June 30, 2009.

Notable Events:

On June 30, 2009, Visa Inc. entered into a strategic alliance with Monitise plc, a UK based firm, to facilitate the delivery of Visa mobile payments and related services to consumers around the world. Concurrent with the strategic alliance, Visa has agreed to make a minority equity investment in Monitise. Monitise is a recognized expert in mobile financial services that operates payments and mobile banking services for some of the world’s leading financial institutions.

On July 1, 2009, Visa Inc. announced that Visa International, its wholly-owned subsidiary, sold 136,478,372 shares of Companhia Brasileira de Meios de Pagamento (“VisaNet do Brasil”), in connection with VisaNet do Brasil’s June IPO. Visa’s proceeds from the sale, net of underwriter discounts and fees, are approximately US$1 billion based on the then current exchange rates. Visa recorded a GAAP gain from the sale in the quarter ended June 30, 2009, net of tax, of $237 million. The gain reflects net proceeds received in July 2009, in excess of Visa International’s recorded book value of $535 million.

As previously announced, Visa has initiated a program to allow its class C stockholders to apply (prior to September 30, 2009) for an early termination of the transfer restrictions applicable to class C shares, for up to 30% of the class C shares held by each such stockholder as of July 1, 2009, subject to certain terms and conditions. The remaining class C shares will continue to be subject to the general transfer restrictions that expire on March 25, 2011 under Visa’s Certificate of Incorporation. Class C shares sold under this program will automatically convert to class A shares, tradable in the public market. The release of the class C shares does not increase the number of outstanding shares of the Company and there is no dilutive effect to the outstanding share count from these transactions.

On July 16, 2009, as planned, the Company deposited $700 million (“Loss Funds”) into the litigation escrow account previously established under the Company’s Retrospective Responsibility Plan. The deposit of the Loss Funds into the escrow account reduced the conversion rate applicable to the Company’s class B common stock outstanding from 0.6296 per class A share to 0.5824 per class A share. The deposit of Loss Funds has the effect of a repurchase of approximately 11.6 million class A common stock equivalents from the Company’s class B shareholders.

On July 22, 2009, the Board of Directors declared a quarterly divided in the aggregate amount of $0.105 per share of class A common stock (determined in the case of class B and class C common stock on an as-converted basis) payable on September 1, 2009 to all holders of record of Visa’s class A, class B and class C common stock as of August 14, 2009.

Financial Outlook:

Visa Inc. updates its financial outlook for the following metrics through 2010:

•	Annual adjusted operating margin in the low 50% range.

•	Capital expenditures around $300 million in 2009 while still representing 3 to 4% of gross revenues in 2010.

Visa Inc. affirms its financial outlook for the following metrics through 2010:

•	Annual net revenue growth of high single digits in 2009 and at the lower end of the 11% to 15% range in 2010, given certain economic recovery assumptions;

•	Annual adjusted diluted class A common stock earnings per share growth of greater than 20%;

•	Annual free cash flow in excess of $1 billion.

This outlook reflects an assumed 41% GAAP tax rate for fiscal year 2009, which reflects the tax impact of the Company’s sale of its equity interest in VisaNet do Brasil. The Company’s intent is to reduce this rate to a level around 35-36% over the next four years.

Fiscal Third Quarter 2009 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. EDT (2:00 p.m. PDT) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at http://investor.visa.com.

###

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen, 415-932-2564, globalmedia@visa.com

Visa Inc.

Selected Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2009	2008	2009	2008
	(in millions except per share data)
Operating Revenues
Service revenues	$769	$749	$2,366	$2,273
Data processing revenues	605	539	1,703	1,525
International transaction revenues	458	449	1,409	1,209
Other revenues	158	150	462	409
Volume and support incentives	(344)	(274)	(908)	(862)

Total operating revenues	1,646	1,613	5,032	4,554

Operating Expenses
Personnel	262	310	809	882
Network, EDP and communications	97	84	282	245
Advertising, marketing and promotion	229	271	635	696
Professional and consulting fees	82	108	246	302
Depreciation and amortization	57	57	165	178
Administrative and other	96	85	225	234
Litigation provision	1	50	1	342

Total operating expenses	824	965	2,363	2,879

Operating income	822	648	2,669	1,675

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	—	—	—	1
Interest expense	(30)	(30)	(90)	(116)
Investment income, net	504	97	557	172
Other	1	(1)	1	35

Total other income	475	66	468	92

Income before income taxes and minority interest	1,297	714	3,137	1,767
Income tax expense	568	292	1,299	607

Income before minority interest	729	422	1,838	1,160
Minority interest	—	—	1	—

Net income	$729	$422	$1,839	$1,160

Basic net income per share
Class A common stock	$0.97	$0.51	$2.42	$1.44

Class B common stock	$0.61	$0.36	$1.58	$1.33

Class C common stock	$0.97		$2.42

Class C (series I) common stock		$0.51		$1.44

Class C (series II) common stock		$0.12		$0.75

Class C (series III and IV) common stock		$0.51		$1.44

Basic weighted average shares outstanding
Class A common stock	448	447	447	170

Class B common stock	246	246	246	363

Class C common stock	152		152

Class C (series I) common stock		125		213

Class C (series II) common stock		80		48

Class C (series III and IV) common stock		27		49

Diluted net income per share
Class A common stock	$0.97	$0.51	$2.41	$1.44

Class B common stock	$0.61	$0.36	$1.58	$1.33

Class C common stock	$0.97		$2.41

Class C (series I) common stock		$0.51		$1.44

Class C (series II) common stock		$0.12		$0.75

Class C (series III and IV) common stock		$0.51		$1.44

Diluted weighted average shares outstanding
Class A common stock	756	776	761	767

Class B common stock	246	246	246	363

Class C common stock	152		152

Class C (series I) common stock		125		213

Class C (series II) common stock		80		48

Class C (series III and IV) common stock		27		49

Visa Inc.

Selected Consolidated Balance Sheets

(unaudited)

	June 30, 2009	September 30, 2008
	(in millions, except par value and share data)
Assets
Cash and cash equivalents	$4,200	$4,979
Restricted cash - litigation escrow	1,141	1,298
Investment securities
Trading	83	—
Available-for-sale	47	355
Settlement receivable	998	1,131
Accounts receivable	419	342
Customer collateral	739	679
Current portion of volume and support incentives	217	256
Current portion of deferred tax assets	484	944
Prepaid expenses and other current assets	1,234	1,190

Total current assets	9,562	11,174

Restricted cash - litigation escrow	420	630
Investment securities, available-for-sale	181	244
Volume and support incentives	118	123
Property, equipment, and technology, net	1,170	1,080
Other assets	77	634
Intangible assets	10,883	10,883
Goodwill	10,213	10,213

Total assets	$32,624	$34,981

Liabilities
Accounts payable	$106	$159
Settlement payable	979	1,095
Customer collateral	739	679
Accrued compensation and benefits	296	420
Volume and support incentives	328	249
Accrued liabilities	587	306
Current portion of long-term debt	52	51
Current portion of accrued litigation	1,348	2,698

Redeemable class C (series III) common stock, no shares and 35,263,585 shares issued and outstanding, respectively	—	1,508

Total current liabilities	4,435	7,165

Long-term debt	46	55
Accrued litigation	905	1,060
Deferred tax liabilities	3,653	3,811
Other liabilities	786	613

Total liabilities	9,825	12,704

Temporary Equity and Minority Interest

Class C (series II) common stock, $0.0001 par value, no shares and 218,582,801 shares authorized, no shares and 79,748,857 shares issued and outstanding, net of subscription receivable, respectively	$—	$1,136

Minority interest	5	—

Total temporary equity and minority interest	5	1,136

Commitment and contingencies

Stockholders’ Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized and none issued	$—	$—
Class A common stock, $0.0001 par value, 2,001,622,245,209 shares authorized, 449,407,746 and 447,746,261 issued and outstanding, respectively	—	—
Class B common stock, $0.0001 par value, 622,245,209 shares authorized, 245,513,385 issued and outstanding, respectively	—	—
Class C common stock, $0.0001 par value, 1,097,165,602 shares authorized, 151,605,798 issued and 151,581,349 outstanding at June 30, 2009	—	—
Class C (series I) common stock, $0.0001 par value, 813,582,801 shares authorized, 124,622,548 issued and 124,097,105 outstanding at September 30, 2008	—	—
Class C (series III) common stock, $0.0001 par value, 64,000,000 shares authorized, 26,949,616 issued and outstanding at September 30, 2008	—	—
Class C (series IV) common stock, $0.0001 par value, 1,000,000 shares authorized, 549,587 issued and outstanding at September 30, 2008	—	—
Additional paid-in capital	21,115	21,060
Class C treasury stock, 24,449 shares and 525,443 shares, respectively	(2)	(35)
Accumulated income	1,783	186
Accumulated other comprehensive loss, net	(102)	(70)

Total stockholders’ equity and accumulated income	22,794	21,141

Total liabilities, temporary equity and minority interest, and stockholders’ equity	$32,624	$34,981

Visa Inc.

Selected Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended June 30,
	2009	2008
	(in millions)
Operating Activities
Net income	$1,839	$1,160
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of other investments	(473)	—
Depreciation and amortization of property, equipment and technology	165	178
Share-based compensation	84	47
Tax benefit for share based compensation	(6)	—
Restricted stock instruments settled in cash for taxes	(22)	—
Fair value adjustment for liability under the framework agreement	—	(35)
Interest earned on litigation escrow, net of tax	(14)	(6)
Net recognized loss on investment securities, including other-than-temporary impairment	8	12
Asset impairment on non-marketable equity investments	7	—
Gain on disposal of property, equipment and technology	—	(1)
Minority interest	(1)	—
Amortization of volume and support incentives	908	862
Accrued litigation and accretion	72	447
Equity in earnings of unconsolidated affiliates	—	(1)
Deferred income taxes	316	136
Change in operating assets and liabilities:
Trading securities	10	—
Accounts receivable	(77)	(24)
Settlement receivable	133	(642)
Volume and support incentives	(785)	(980)
Other assets	84	(76)
Accounts payable	(53)	(60)
Settlement payable	(116)	510
Accrued compensation and benefits	(124)	(99)
Accrued and other liabilities	438	52
Accrued litigation	(1,626)	(1,220)
Member deposits	—	(3)

Net cash provided by operating activities	767	257

Investing Activities

Investment securities, available-for-sale:
Purchases	—	(1,504)
Proceeds from sales and maturities	276	2,402
Distribution from money market investment	884	—
Cash acquired through reorganization	—	1,002
Purchases of/contributions to other investments	(1)	(24)
Dividends/distributions from other investments	1	22
Purchases of property, equipment and technology	(205)	(323)
Proceeds from sale of property, equipment and technology	—	4

Net cash provided by investing activities	955	1,579

Financing Activities
Proceeds from short-term borrowing	—	2
Payments on short-term borrowing	—	(2)
Proceeds from sale of common stock, net of issuance costs $550	—	19,100
Tax benefit for share based compensation	6	—
Cash proceeds from exercise of stock options	20	—
Funding of litigation escrow account - Retrospective Responsibility Plan	(1,100)	(3,000)
Payments from litigation escrow account - Retrospective Responsibility Plan	1,481	1,015
Funding of tax escrow account for income tax withheld on stock proceeds	—	(116)
Payments from tax escrow account	—	116
Payment for redemption of stock	(2,646)	(13,446)
Dividends paid	(240)	—
Principal payments on debt	(8)	(15)
Principal payments on capital lease obligations	(4)	(3)

Net cash (used in) provided by financing activities	(2,491)	3,651

Effect of exchange rate translation on cash and cash equivalents	(10)	—

(Decrease) increase in cash and cash equivalents	(779)	5,487
Cash and cash equivalents at beginning of year	4,979	275

Cash and cash equivalents at end of period	$4,200	$5,762

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$528	$563
Amounts included in accounts payable and accrued liabilities related to purchases of property, equipment, and technology	$25	$27
Interest payments on debt	$3	$6
Common stock issued in acquisition	$—	$17,935
Cash dividend declared but not paid	$—	$93
Assets acquired in joint venture with note payable and equity interest issued	$22	$—

Selected Fiscal 2008 and 2009 Quarterly Results of Operations

US$ in millions

	Fiscal 2008 Quarter Ended		Fiscal 2009 Quarter Ended
	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009
Operating Revenues
Service revenues	$749	$788	$793	$804	$769
Data processing revenues	539	548	554	544	605
International transaction revenues	449	512	505	446	458
Other revenues	150	160	156	148	158
Volume and support incentives	(274)	(299)	(269)	(295)	(344)

Total operating revenues	1,613	1,709	1,739	1,647	1,646

Operating Expenses
Personnel	310	317	275	272	262
Network, EDP and communications	84	94	93	92	97
Advertising, marketing and promotion	271	320	210	196	229
Professional and consulting fees	108	136	80	84	82
Depreciation and amortization	57	59	52	56	57
Administrative and other	85	98	63	66	96
Litigation provision	50	1,128	—	—	1

Total operating expenses	965	2,152	773	766	824

Operating income (loss)	648	(443)	966	881	822

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	—	—	(1)	1	—
Interest expense	(30)	(27)	(30)	(30)	(30)
Investment income, net	97	39	19	34	504
Other	(1)	—	(1)	1	1

Total other income (expense)	66	12	(13)	6	475

Income (loss) before income taxes	714	(431)	953	887	1,297
Income tax expense (benefit)	292	(75)	379	352	568

Income (loss) before minority interest	422	(356)	574	535	729
Minority interest	—	—	—	1	—

Net income (loss)	$422	$(356)	$574	$536	$729

Adjusted Operating Income and Net Income

US$ in millions

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008
Net income (as reported)	$729	$422
Addback: Income tax expense (as reported)	568	292

Net Income before taxes and minority interest (as reported)	$1,297	$714

Adjustments:
Litigation reserve (1)	—	50
Restructuring (2)	3	15
Asset step-up amortization (3)	17	17

Adjustments to operating income	20	82

Interest accretion on American Express settlement (4)	8	11
Interest expense on Discover settlement (5)	1	—
Investment income on Litigation Escrow and EU proceeds (6)	(3)	(33)
Underwater contract (LIBOR adjustment) (7)	—	1

Adjustments to non-operating income	6	(21)

Total adjustments	26	61
Adjusted income before taxes and minority interest	1,323	775
Adjusted income tax expense (8)	(579)	(318)

Adjusted net income	$744	$457

Operating income (as reported)	$822	$648
Addback: Adjustments to operating income	20	82

Adjusted operating income	$842	$730

Operating revenues (as reported)	$1,646	$1,613
Adjusted operating margin	51%	45%

Total operating expenses (as reported)	$824	$965
Less: Adjustments to operating expenses	(20)	(82)

Adjusted operating expenses	$804	$883

(1)	Litigation reserve related to the covered litigation. Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2)	Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
(3)	Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(4)	Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(5)	Interest expense recorded on future payments to be made under the settlement agreement with Discover. These payments will be paid from the litigation escrow account.
(6)

Investment income earned during the period on all IPO proceeds and amounts held in the litigation escrow, including amounts the Company used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.

(7)

Other expense recorded in the periods presented as a result of changes in the Company’s estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability was satisfied as part of the October 2008 redemptions described above.

(8)

Adjusted income tax expense for the three months ended June 30, 2009 reflects the GAAP effective tax rate for the current quarter, which is impacted by the sale of the equity interest in VisaNet do Brasil. Adjusted income tax expense for the three months ended June 30, 2008 reflects the normalized tax rate for fiscal 2008.

Reconciliation of Non-GAAP Adjusted Operating Expenses

US$ in millions

	Three Months Ended June 30, 2009				Three Months Ended June 30, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Personnel	$262	$(3	) (1)	$259	$310	$(15	) (1)	$295
Network, EDP and communications	97	—		97	84	—		84
Advertising, marketing and promotion	229	—		229	271	—		271
Professional and consulting fees	82	—		82	108	—		108
Depreciation and amortization	57	(17	) (2)	40	57	(17	) (2)	40
Administrative and other	96	—		96	85	—		85
Litigation provision	1	—		1	50	(50	) (3)	—

Total operating expenses	$824	$(20)		$804	$965	$(82)		$883

(1)	Restructuring
(2)	Asset step-up amortization
(3)	Litigation reserve

Reconciliation of Non-GAAP Adjusted Non-operating Income

US$ in millions

	Three Months Ended June 30, 2009				Three Months Ended June 30, 2008
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
Equity in earnings of unconsolidated affiliates	$—	$—		$—	$—	$—		$—
Interest expense	(30)	9	(1)	(21)	(30)	11	(1)	(19)
Investment income, net	504	(3	) (2)	501	97	(33	) (2)	64
Other	1	—		1	(1)	1	(3)	—

Total other income	$475	$6		$481	$66	$(21)		$45

(1)	Interest accretion on American Express Settlement and interest expense on Discover Settlement
(2)	Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe
(3)	Underwater contract (LIBOR adjustment)

Class A Common Stock Adjusted Diluted Earnings Per Share

•

Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company’s reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.

•

Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented (adjusted in the prior period presented). This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2008
	(in millions, except per share data)
Adjusted net income	$744	$457
Weighted average number of diluted shares outstanding	756	779

Adjusted diluted earnings per share	$0.98	$0.59

Calculation of Free Cash Flow

US$ in millions

	Additions (+) / Reductions (-) to Net income		For the Nine Months Ended June 30, 2009
		Net income (as reported)	$1,839
Recurring Items:
Capital Assets	+	Depreciation and amortization	165
	-	Capital expenditures	(205)
Share-based Compensation	+	Share-based compensation	84
Litigation	+	Litigation provision	1
	+	Accretion expense	71
	-	Settlement payments	(1,642)
Pension	+	Pension expense	43
	-	Pension contribution	(8)
VisaNet do Brasil(1)	-	Gain on sale of investment, pre-tax	(473)
Taxes	+	Income tax expense	1,299
	-	Income taxes paid	(528)
Non-recurring Items(2):
Covered Litigation	+	Settlement payments funded by litigation escrow	1,481
	-	Tax benefit on settlement payments	(540)
	+	Settlement payments funded by Morgan Stanley	49
		Total Free Cash Flow	$1,636

(1)	In July 2009, Visa received total proceeds from the sale of its equity investment in VisaNet do Brasil of approximately $1 billion. Free cash flow for the quarter ended September 30, 2009 will reflect receipt of these proceeds, as well as the payment of associated taxes estimated to be approximately half this amount.

(2)	Adjustments to eliminate the cash impact of non-recurring items.

Operational Performance Data

The tables below provide information regarding the operational results for the 3 months ended March 31, 2009, as well as the prior seven quarterly reporting periods and the 12 months ended March 31, 2009 and 2008, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

	For the 3 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$229	-6.5%	11.3%	$147	-7.8%	10.2%	2,176	$82	-4.2%	13.3%	545	420	506
Canada	36	-23.3%	-0.8%	32	-22.2%	0.5%	347	4	-30.6%	-10.3%	9	23	31
CEMEA	108	-4.8%	19.7%	17	-0.4%	19.5%	294	91	-5.6%	19.7%	666	178	182
LAC	128	-10.3%	16.1%	42	-9.3%	15.2%	1,283	86	-10.7%	16.6%	775	313	341
US	468	-4.3%	-4.3%	379	-2.5%	-2.5%	7,502	89	-10.9%	-10.9%	708	480	664

Visa Inc.	969	-6.5%	4.0%	617	-5.5%	2.0%	11,602	352	-8.3%	7.8%	2,703	1,415	1,723

Visa Credit Programs
US	$195	-15.5%	-15.5%	$176	-9.7%	-9.7%	2,083	$19	-47.0%	-47.0%	22	240	318
Rest of World	236	-11.9%	7.3%	204	-11.0%	8.0%	3,105	32	-17.7%	3.1%	131	418	480

Visa Inc.	431	-13.6%	-4.4%	380	-10.4%	-1.0%	5,187	51	-31.7%	-23.7%	153	658	798

Visa Debit Programs
US	$272	5.8%	5.8%	$202	4.7%	4.7%	5,419	$70	9.4%	9.4%	686	241	346
Rest of World	265	-5.4%	19.0%	34	-2.5%	25.3%	996	231	-5.8%	18.1%	1,864	517	579

Visa Inc.	537	0.0%	12.0%	236	3.6%	7.2%	6,415	301	-2.7%	16.0%	2,550	757	925

	For the 3 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$243	1.1%	12.3%	$161	2.1%	13.2%	2,227	$82	-0.9%	10.5%	533	414	501
Canada	43	-16.3%	2.1%	38	-15.4%	3.2%	395	4	-23.5%	-6.6%	9	23	30
CEMEA	136	18.5%	34.5%	20	11.9%	30.3%	306	117	19.7%	35.2%	708	174	179
LAC	144	-1.2%	21.7%	47	-0.4%	21.3%	1,344	97	-1.6%	21.9%	848	312	340
US	505	-2.0%	-2.0%	409	-1.0%	-1.0%	7,825	96	-5.7%	-5.7%	714	484	668

Visa Inc.	1,071	0.3%	7.9%	675	-0.9%	4.4%	12,097	396	2.5%	14.3%	2,812	1,407	1,718

Visa Credit Programs
US	$230	-9.2%	-9.2%	$203	-6.9%	-6.9%	2,375	$27	-23.2%	-23.2%	28	258	334
Rest of World	266	-2.3%	11.7%	228	-1.6%	12.0%	3,228	37	-5.9%	10.2%	148	415	478

Visa Inc.	496	-5.6%	0.9%	431	-4.2%	2.2%	5,603	65	-14.1%	-6.9%	176	673	813

Visa Debit Programs
US	$275	5.1%	5.1%	$206	5.6%	5.6%	5,450	$69	3.7%	3.7%	687	227	333
Rest of World	301	7.1%	25.1%	38	5.9%	28.7%	1,043	263	7.3%	24.6%	1,949	507	572

Visa Inc.	575	6.1%	14.7%	244	5.6%	8.6%	6,493	332	6.5%	19.6%	2,636	734	905

Operational Performance Data	March 31, 2009

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	20.4%	$163	16.3%	20.5%	2,144	$87	16.6%	20.1%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	44.4%	21	38.6%	42.1%	280	123	44.3%	44.8%	671	169	176
LAC	159	31.3%	26.5%	51	32.9%	28.5%	1,237	108	30.5%	25.5%	798	301	334
US	524	7.1%	7.1%	421	8.6%	8.6%	7,680	103	1.6%	1.6%	744	474	651

Visa Inc.	1,127	15.9%	16.4%	701	12.4%	13.4%	11,737	426	22.0%	21.8%	2,748	1,368	1,673

Visa Credit Programs
US	$244	1.7%	1.7%	$213	3.5%	3.5%	2,363	$31	-9.2%	-9.2%	30	263	336
Rest of World	280	15.6%	18.9%	239	16.1%	19.2%	3,115	41	12.9%	17.4%	153	410	473

Visa Inc.	525	8.7%	10.2%	452	9.8%	11.2%	5,478	73	2.2%	4.2%	183	672	809

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.3%	14.3%	5,318	$71	7.3%	7.3%	714	211	314
Rest of World	322	33.8%	32.7%	41	37.5%	37.8%	941	282	33.3%	32.0%	1,851	484	549

Visa Inc.	602	22.9%	22.4%	249	17.5%	17.5%	6,259	353	27.1%	26.2%	2,565	695	864

	For the 3 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	24.3%	21.1%	$162	22.4%	18.9%	2,032	$88	28.0%	25.5%	498	387	472
Canada	51	14.3%	10.3%	45	14.5%	10.4%	383	6	13.0%	9.0%	9	24	31
CEMEA	131	45.8%	40.7%	19	37.8%	38.1%	255	112	47.2%	41.2%	640	159	168
LAC	155	35.4%	22.9%	50	40.3%	27.5%	1,160	105	33.2%	20.8%	754	303	328
US	526	8.8%	8.8%	423	9.7%	9.7%	7,661	103	4.9%	4.9%	738	465	642

Visa Inc.	1,113	19.2%	16.5%	699	15.2%	13.6%	11,490	414	26.6%	21.8%	2,639	1,338	1,642

Visa Credit Programs
US	$246	4.7%	4.7%	$213	5.0%	5.0%	2,333	$34	2.9%	2.9%	29	262	335
Rest of World	278	21.7%	17.9%	238	22.6%	18.3%	2,969	40	16.4%	15.3%	146	404	464

Visa Inc.	524	13.1%	11.3%	450	13.6%	11.6%	5,303	74	9.8%	9.3%	175	666	798

Visa Debit Programs
US	$280	12.6%	12.6%	$210	15.0%	15.0%	5,327	$69	5.9%	5.9%	708	203	308
Rest of World	309	39.4%	31.0%	38	40.3%	31.9%	860	271	39.3%	30.8%	1,756	470	536

Visa Inc.	589	25.2%	21.5%	248	18.2%	17.3%	6,187	340	30.9%	24.9%	2,464	673	844

	For the 3 Months Ended March 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$245	29.4%	22.5%	$159	26.5%	19.4%	1,913	$85	35.2%	28.6%	458	376	457
Canada	47	30.9%	10.0%	41	30.5%	9.7%	337	6	33.8%	12.5%	9	24	31
CEMEA	114	40.8%	35.3%	17	40.4%	38.0%	236	96	40.9%	34.8%	584	148	156
LAC	143	37.8%	22.4%	46	47.5%	30.5%	1,123	97	33.7%	18.8%	719	288	312
US	488	10.8%	10.8%	389	12.0%	12.0%	7,080	100	6.5%	6.5%	689	456	664

Visa Inc.	1,036	22.0%	16.6%	652	19.1%	14.9%	10,689	384	27.2%	19.8%	2,460	1,291	1,620

Visa Credit Programs
US	$231	8.0%	8.0%	$195	8.1%	8.1%	2,167	$36	7.5%	7.5%	30	260	368
Rest of World	268	28.5%	18.5%	229	29.5%	19.1%	2,798	39	23.0%	15.0%	134	387	446

Visa Inc.	499	18.1%	12.9%	424	18.7%	13.2%	4,965	75	15.0%	10.8%	164	647	814

Visa Debit Programs
US	$257	13.5%	13.5%	$193	16.2%	16.2%	4,913	$64	6.0%	6.0%	659	196	297
Rest of World	280	39.6%	29.3%	35	44.1%	32.7%	812	245	38.9%	28.9%	1,636	448	510

Visa Inc.	537	25.8%	20.3%	228	19.8%	18.0%	5,725	309	30.6%	22.4%	2,296	644	806

Operational Performance Data	March 31, 2009

	For the 3 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$241	28.4%	24.0%	$158	24.3%	20.3%	1,931	$83	36.9%	31.7%	452	368	446
Canada	51	29.3%	13.6%	45	28.5%	12.8%	382	6	36.5%	19.9%	9	23	31
CEMEA	115	43.8%	38.5%	18	44.1%	40.5%	235	97	43.8%	38.2%	590	139	147
LAC	145	33.3%	22.1%	47	44.1%	31.3%	1,132	99	28.8%	18.1%	757	284	307
US	515	11.5%	11.5%	413	12.4%	12.4%	7,417	102	7.7%	7.7%	715	455	660

Visa Inc.	1,067	21.5%	17.7%	681	18.5%	15.6%	11,098	387	27.3%	21.8%	2,523	1,269	1,591

Visa Credit Programs
US	$253	9.2%	9.2%	$218	9.7%	9.7%	2,462	$36	5.9%	5.9%	33	259	365
Rest of World	272	26.7%	19.8%	232	27.3%	20.3%	2,863	40	23.2%	17.2%	136	372	431

Visa Inc.	525	17.6%	14.1%	450	18.1%	14.6%	5,326	75	14.4%	11.2%	169	630	796

Visa Debit Programs
US	$261	13.8%	13.8%	$195	15.6%	15.6%	4,955	$66	8.7%	8.7%	682	197	295
Rest of World	281	39.1%	31.2%	36	43.5%	34.0%	817	245	38.5%	30.8%	1,672	442	500

Visa Inc.	542	25.6%	21.5%	231	19.2%	17.7%	5,772	311	30.9%	24.8%	2,354	639	795

	For the 3 Months Ended September 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$215	25.6%	20.6%	$140	22.1%	17.5%	1,796	$74	32.8%	26.8%	417	348	427
Canada	47	22.7%	12.9%	42	21.4%	11.8%	362	6	33.0%	22.5%	9	23	31
CEMEA	101	43.0%	38.8%	15	39.0%	35.6%	211	85	43.8%	39.4%	545	125	136
LAC	121	26.7%	18.9%	38	38.5%	29.5%	1,004	83	21.9%	14.6%	691	267	289
US	489	9.7%	9.7%	388	10.8%	10.8%	7,039	101	5.7%	5.7%	730	440	642

Visa Inc.	973	18.4%	15.8%	623	15.9%	13.8%	10,411	349	23.3%	19.3%	2,392	1,203	1,526

Visa Credit Programs
US	$240	6.7%	6.7%	$206	8.5%	8.5%	2,314	$35	-2.8%	-2.8%	34	253	358
Rest of World	243	22.5%	17.1%	206	23.6%	17.8%	2,654	37	16.4%	13.5%	128	353	410

Visa Inc.	483	14.1%	11.6%	412	15.6%	12.9%	4,968	71	6.2%	4.8%	162	607	769

Visa Debit Programs
US	$249	12.7%	12.7%	$182	13.5%	13.5%	4,724	$67	10.7%	10.7%	696	187	284
Rest of World	241	36.0%	28.6%	29	39.6%	31.3%	718	211	35.5%	28.3%	1,534	409	473

Visa Inc.	490	23.1%	20.0%	212	16.5%	15.6%	5,442	278	28.6%	23.6%	2,230	596	757

	For the 3 Months Ended June 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$201	20.6%	16.6%	$132	19.9%	16.8%	1,708	$69	21.9%	16.1%	373	336	412
Canada	45	18.2%	12.0%	40	17.4%	11.3%	352	5	24.5%	18.0%	9	22	30
CEMEA	90	38.7%	37.3%	14	32.4%	32.8%	197	76	39.9%	38.1%	508	121	124
LAC	114	32.4%	18.9%	35	41.8%	27.7%	945	79	28.6%	15.3%	669	257	281
US	484	9.6%	9.6%	386	10.4%	10.4%	6,907	98	6.3%	6.3%	721	418	616

Visa Inc.	934	17.1%	14.6%	606	14.8%	13.3%	10,108	327	21.8%	17.2%	2,280	1,154	1,464

Visa Credit Programs
US	$235	6.4%	6.4%	$203	8.3%	8.3%	2,251	$33	-4.3%	-4.3%	32	245	345
Rest of World	228	19.8%	16.1%	194	21.2%	17.0%	2,519	35	12.6%	11.1%	120	339	394

Visa Inc.	464	12.6%	11.0%	396	14.3%	12.5%	4,770	67	3.7%	3.1%	152	584	739

Visa Debit Programs
US	$248	12.8%	12.8%	$183	12.9%	12.9%	4,656	$65	12.5%	12.5%	689	173	270
Rest of World	222	34.2%	24.9%	27	39.1%	28.9%	682	195	33.5%	24.4%	1,439	397	454

Visa Inc.	470	21.9%	18.4%	210	15.7%	14.8%	5,339	260	27.5%	21.3%	2,128	570	725

Operational Performance Data	March 31, 2009

	For the 12 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$972	7.8%	16.2%	$633	7.4%	15.7%	8,580	$339	8.8%	17.3%	2,101	420	506
Canada	179	-5.4%	5.6%	160	-4.5%	6.6%	1,519	19	-12.2%	-1.9%	36	23	31
CEMEA	520	24.0%	35.1%	77	20.6%	32.5%	1,136	443	24.6%	35.6%	2,685	178	182
LAC	586	11.8%	22.0%	189	13.4%	23.3%	5,023	397	11.1%	21.4%	3,175	313	341
US	2,022	2.3%	2.3%	1,632	3.6%	3.6%	30,668	391	-2.6%	-2.6%	2,904	480	664

Visa Inc.	4,279	6.7%	11.2%	2,691	5.0%	8.3%	46,926	1,588	9.8%	16.5%	10,901	1,415	1,723

Visa Credit Programs
US	$916	-4.6%	-4.6%	$805	-2.0%	-2.0%	9,154	$111	-19.8%	-19.8%	109	240	318
Rest of World	1,060	4.9%	14.1%	909	5.6%	14.5%	12,417	151	0.8%	11.8%	578	418	480

Visa Inc.	1,976	0.3%	4.6%	1,713	1.9%	6.1%	21,571	263	-9.1%	-4.2%	687	658	798

Visa Debit Programs
US	$1,106	8.9%	8.9%	$827	9.7%	9.7%	21,514	$279	6.5%	6.5%	2,795	241	346
Rest of World	1,197	17.0%	27.1%	151	18.2%	31.0%	3,840	1,046	16.8%	26.5%	7,419	517	579

Visa Inc.	2,303	13.0%	17.7%	977	10.9%	12.5%	25,355	1,326	14.5%	21.7%	10,214	757	925

	For the 12 Months Ended March 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$901	26.2%	20.9%	$590	23.3%	18.5%	7,347	$312	31.9%	25.6%	1,701	376	457
Canada	190	25.2%	12.2%	167	24.4%	11.5%	1,433	22	32.0%	18.3%	37	24	31
CEMEA	419	41.7%	37.5%	64	39.2%	36.7%	879	355	42.1%	37.7%	2,227	148	156
LAC	524	32.7%	20.5%	167	43.2%	29.7%	4,204	357	28.3%	16.6%	2,836	288	312
US	1,976	10.4%	10.4%	1,575	11.4%	11.4%	28,443	401	6.6%	6.6%	2,855	456	664

Visa Inc.	4,010	19.8%	16.2%	2,563	17.1%	14.4%	42,306	1,447	25.0%	19.5%	9,655	1,291	1,620

Visa Credit Programs
US	$960	7.6%	7.6%	$821	8.7%	8.7%	9,195	$139	1.5%	1.5%	129	260	368
Rest of World	1,011	24.5%	17.9%	860	25.6%	18.5%	10,834	150	18.8%	14.1%	518	387	446

Visa Inc.	1,971	15.6%	12.4%	1,682	16.7%	13.3%	20,028	289	9.8%	7.3%	648	647	814

Visa Debit Programs
US	$1,016	13.2%	13.2%	$754	14.6%	14.6%	19,248	$262	9.5%	9.5%	2,726	196	297
Rest of World	1,023	37.4%	28.5%	127	41.8%	31.7%	3,029	896	36.8%	28.0%	6,281	448	510

Visa Inc.	2,039	24.2%	20.1%	881	17.8%	16.6%	22,278	1,158	29.5%	23.0%	9,007	644	806

Operational Performance Data	March 31, 2009

Footnote

The preceding tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

Payments Volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and Cash Volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total Volume represents Payments Volume plus Cash Volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports period-over-period growth in Total Volume, Payments Volume and Cash Volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data	March 31, 2009

2. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Year-over-Year Growth
3 Months Ended
Jun 30, 2009	10,266	8%
Mar 31, 2009	9,360	6%
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%
Jun 30, 2008	9,473	13%
Mar 31, 2008	8,800	15%
Dec 31, 2007	9,094	13%
Sep 30, 2007	8,645	12%

12 Months Ended
Jun 30, 2009	39,012	8%
Jun 30, 2008	36,012	13%